                     WaMu Mortgage Pass-Through Certificates
                                Series 2003-AR12

                               Marketing Materials

                                     Class X
                      [$605,312,000] (Approximate Notional)

                            Public Subs (Class B1-B3)
                           [$15,625,000] (Approximate)

                                     [LOGO]
                                Washington Mutual

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Preliminary Term Sheet                          Date Prepared: December 15, 2003

             CONTACTS

TRADING:

BRIAN HARGRAVE     (212) 526-8320
RICH MCKINNEY      (212) 526-8320
BRENDAN GARVEY     (212) 526-8315

SYNDICATE:

KEVIN WHITE        (212) 526-9519
DANIEL COVELLO     (212) 526-9519
PAUL TEDESCHI      (212) 526-9519

RESIDENTIAL MORTGAGE FINANCE:

STAN LABANOWSKI    (212) 526-6211
MIKE HITZMANN      (212) 526-5806
MARTIN PRIEST      (212) 526-0212
DARIUS HOUSEAL     (212) 526-9466

--------------------------------------------------------------------------------
 ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE CURRENT COLLATERAL
     BALANCES AS OF NOVEMBER [29,] 2003 (THE "STATISTICAL CALCULATION DATE")
      UNLESS OTHERWISE INDICATED. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN ANY SUBSEQUENT TERM SHEETS AND THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS
     SUPPLEMENT SUPERSEDES THE INFORMATION IN ALL PRIOR TERM SHEETS, IF ANY.
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        2            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Preliminary Term Sheet                          Date Prepared: December 15, 2003

            WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
                                     Class X
                  [$605,312,000] (Approximate Notional Amount)

                            Public Subs (Class B1-B3)
            [$15,625,000] (Approximate, Subject to +/- 10% Variance)

                      Publicly Offered Senior Certificates
                    5/1 Hybrid ARM Residential Mortgage Loans

=========================================================================================================================
              Principal               WAL             Payment Window      Interest                         Expected
                Amount        WA Roll/Maturity(2)   WA Roll/Maturity(2)     Rate                            Ratings
Class       (Approx.)(1)            (Years)              (Months)           Type      Tranche Type    [Moody's/S&P/Fitch]
=========================================================================================================================
  X              Notional            NA/NA                  NA/NA            (3)        Senior IO        Aaa/AAA/AAA
 B-1         [$7,500,000]          4.34/6.02             1-59/1-360          (4)     Subordinate PT       Aa2/AA/AA
 B-2         [$5,000,000]          4.34/6.02             1-59/1-360          (4)     Subordinate PT         A2/A/A
 B-3         [$3,125,000]          4.34/6.02             1-59/1-360          (4)     Subordinate PT      Baa2/BBB/BBB
-------------------------------------------------------------------------------------------------------------------------
B-4(5)       [$1,250,000]                                                            Subordinate PT       Ba2/BB/BB
B-5(5)         [$937,000]                   Privately Offered Certificates           Subordinate PT         B2/B/B
B-6(5)       [$1,875,900]                                                            Subordinate PT        NR/NR/NR
=========================================================================================================================
Total:      [$19,687,900](6)

(1) The Certificates (as described herein) are collateralized by a pool of 5/1 ARM loans indexed to 1-year CMT or 1-year LIBOR. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) The WAL and Payment Window for the Public Subordinate Certificates are shown to the Distribution Date in November 2008 (the "Weighted Average Roll Date"), using the Pricing Prepayment Speed.

(3) The Class X Certificates will accrue interest, based on a Class Notional Amount (as defined herein), up to and including the Auction Distribution Date, equal to the excess, if any, of (i) the Weighted Average Pass-Through Rate over (ii)[4.043%]. After the Auction Distribution Date, the Class X Certificates will no longer be entitled to receive distributions of any kind. During the initial interest accrual period, the Class X is expected to bear interest at an annual rate equal to approximately [0.538%].

(4) For every Distribution Date, the Subordinate Certificates will have an interest rate equal to the Net WAC of the Mortgage Loans. As of the Statistical Calculation Date, the Net WAC for the initial Distribution Date is expected to be approximately [4.581]%.

(5) The Class B-4, Class B-5, and Class B-6 Certificates are not offered hereby.

(6) On the Closing Date the initial aggregate class principal balance of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, and Class B-6 (collectively the "Subordinate Certificates") will be equal to 3.15% of the Cut-Off Date collateral pool balance. The Subordinate Certificates will provide credit support to the Senior Certificates that are not offered under this term sheet.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        3            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Depositor and
Master Servicer:          Washington Mutual Mortgage Securities Corp.
                          ("WMMSC")

Servicer:                 Washington Mutual Bank, FA ("WMBFA")

Lead Manager:             Lehman Brothers Inc.

Co-Managers:              Bear Stearns Co. Inc., Greenwich Capital Markets,
                          Inc., J.P. Morgan Securities Inc., and WaMu Capital
                          Corp.

Trustee:                  Deutsche Bank National Trust Company

Rating Agencies:          Moody's, Fitch, and S&P will rate the Senior
                          Certificates and the Class B-1, Class B-2, Class
                          B-3, Class B-4 and Class B-5 Certificates. The Class
                          B-6 Certificates will not be rated. It is expected
                          that the Certificates will be assigned the credit
                          ratings on page 3 of this Preliminary Term Sheet.

Cut-off Date:             December 1, 2003

Statistical Calculation
Date:                     November 29, 2003

Expected Pricing Date:    On or about December [15], 2003.

Closing Date:             On or about December [22], 2003.

Distribution Date:        The 25th day of each month (or if such day is not a
                          business day, the next succeeding business day),
                          commencing in January 2004.

Fixed Servicing Fee:      0.375% per annum of the aggregate principal balance of
                          the Mortgage Loans.

Variable Servicing Fee:   The Servicer will receive a Variable Servicing Fee
                          calculated as a per annum rate that accrues on a
                          notional amount (as defined herein). The Variable
                          Servicing Fee up to and including the Distribution
                          Date in November 2008 (month 59) will be equal to the
                          excess, if any, of (i) the lesser of [TBA%] and the
                          Weighted Average Pass-Through Rate over (ii) the
                          weighted average of the annual certificate interest
                          rates on the Class A-1, Class A-2, Class A-3, Class
                          A-4, and Class A-6 Certificates for that
                          distribution date. After the Distribution Date in
                          November 2008, the Variable Servicing Fee will be
                          equal to zero.

Variable Servicing Fee
Notional Amount:          The Servicer will receive a Variable Servicing Fee
                          calculated as a per annum rate that accrues on a
                          notional amount. For each Distribution Date in or
                          before November 2008 (month 59) the Variable
                          Servicing Fee will accrue interest on a notional
                          amount which will equal the aggregate Class
                          Principal Balance of Class A-1, Class A-2, Class
                          A-3, Class A-4, and Class A-6 immediately before
                          such Distribution Date. After the Distribution Date
                          in November 2008, the Variable Servicing Fee will
                          have a Notional Amount equal to zero and will not be
                          entitled to distributions of any kind.

Master Servicing Fee:     0.050% per annum of the aggregate principal balance of
                          the Mortgage Loans.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        4            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Certificates:               The "Senior Certificates" will consist of the Class
                            A-1, Class A-2, Class A-3, Class A-4, Class A-5 and
                            Class A-6 Certificates (together the "Sequential
                            Senior Certificates"), the Class X Certificates and
                            the Class R Certificate. The "Class X Certificates"
                            will be the "Interest Only Certificates". The
                            "Subordinate Certificates" will consist of the Class
                            B-1, Class B-2, Class B-3, Class B-4, Class B-5, and
                            Class B-6 Certificates. The Senior Certificates and
                            the Subordinate Certificates are collectively
                            referred to herein as the "Certificates."

                            The Class X "Interest Only Certificates", and the
                            Class B-1, Class B-2, and Class B-3 Certificates
                            (the "Public Subordinate Certificates") are being offered publicly under this term sheet.

Accrued Interest:           The Class X and Public Subordinate Certificates
                            settle with accrued interest. The price to be paid
                            by investors will include accrued interest from the
                            Cut-off Date up to, but not including, the Closing
                            Date (21 days).

Delay Days:                 24 days

Day Count:                  30/360

Interest Accrual Period:    The interest accrual period with respect to the
                            Class X, Class B-1, Class B-2, and Class B-3
                            Certificates for a given Distribution Date will be
                            the calendar month preceding the month in which such
                            Distribution Date occurs.

Registration:               The Offered Certificates will be made available in
                            book-entry form through DTC.

Federal Tax Treatment:      It is anticipated that the Class X, Class B-1, Class
                            B-2, and Class B-3 Certificates will be treated as
                            REMIC regular interests for federal income tax
                            purposes.

ERISA Eligibility:          The Class X and the Public Subordinate Certificates
                            are expected to be ERISA eligible, subject to the
                            limitations set forth in the final prospectus
                            supplement. Prospective investors should review with
                            their legal advisors whether the purchase and
                            holding of the Class X Certificates, and the Public
                            Subordinate Certificates could give rise to a
                            transaction prohibited or not otherwise permissible
                            under ERISA, the Internal Revenue Code or other
                            similar laws. The Class R Certificate is not
                            expected to be ERISA eligible.

SMMEA Treatment:            The Class B-1 Certificates are expected to
                            constitute "mortgage related securities" for
                            purposes of SMMEA.

Optional Termination:       The terms of the transaction allow for a termination
                            of the Offered Certificates which may be exercised
                            once the aggregate principal balance of the Mortgage
                            Loans is equal to or less than 5% of the aggregate
                            principal balance of the Mortgage Loans as of the
                            Cut-off Date (the "Optional Call Date").

Weighted Average Roll
Date:                       The Distribution Date in November 2008 (month 59).

Pricing Prepayment Speed:   The Offered Certificates will be priced to a 25%
                            constant prepayment rate ("CPR").

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        5            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Mortgage Loans:            As of the Statistical Calculation Date, the
                           aggregate principal balance of the mortgage loans
                           described herein is approximately $553,799,786.16
                           (the "Mortgage Loans"). The Mortgage Loans are
                           non-convertible, adjustable rate mortgage loans that
                           are either indexed to One Year CMT (approximately
                           77.27%) or One Year LIBOR (approximately 22.73%)
                           with initial rate adjustments occurring
                           approximately 60 months after the date of
                           origination of each mortgage loan ("5/1 ARM"). Each
                           Mortgage Loan has an original term to maturity of 30
                           years.

                           As of the Statistical Calculation Date,
                           approximately 89.54% of the Statistical Calculation
                           Mortgage Loans are scheduled to pay only interest for the first 5 years of their term and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize each mortgage loan over its remaining 25 year term.
                           The Statistical Calculation Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.

                           The information related to the Mortgage Loans described herein reflects information as of the Statistical Calculation Date with respect to a portion of the Mortgage Loans expected to be included in the mortgage pool. It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein.

Interest Only Classes:     The Class X Certificates will be interest only
                           certificates; they will not be entitled to payments
                           of principal and will accrue interest on its
                           Notional Amount, as defined below.

Class X Notional Amount:   For each Distribution Date in or before November
                           2008 (month 59) the Class X Certificates will accrue
                           interest on the Class X Notional Amount, which will
                           equal the aggregate Class Principal Balance of Class
                           A-1, Class A-2, Class A-3, Class A-4, Class A-5, and
                           Class A-6 Senior Certificates immediately before
                           such Distribution Date. After the Distribution Date
                           in November 2008, the Class X Certificates will have
                           a Notional Amount equal to zero and will not be
                           entitled to distributions of any kind.

Last Scheduled
Distribution Date:         The Last Scheduled Distribution Date for the
                           certificates (other than the Class X Certificates)
                           is the Distribution Date in January 25, 2034, which
                           is the Distribution Date in the month after the
                           scheduled maturity date for the latest maturing
                           mortgage loan.

                           The Last Scheduled Distribution Date for the Class X
                           Certificates is the Distribution Date in November
                           2008, which is the last Distribution Date on which each Class X Certificate will be entitled to receive distributions of any kind.

Net Mortgage Rate:         The Net Mortgage Rate for each mortgage loan is
                           equal to the per annum mortgage interest rate on
                           that mortgage loan less the sum of the master
                           servicing fee rate and fixed servicing fee rate.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        6            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Net WAC: The Net WAC for any Distribution Date is the weighted average of the Net Mortgage Rates of the mortgage loans as of the second preceding Due Date after giving effect to the payments due on the mortgage loans on that Due
                         Date.

                         As of the Statistical Calculation Date and with respect to the Statistical Calculation Mortgage Loans, the Net
                         WAC for the initial Distribution Date in January 2004 is expected to be approximately 4.581%.

Due Date:                The day on which the monthly payment for each Mortgage
                         Loan is due is the "Due Date".

Prior Period:            With respect to any Distribution Date, the calendar
                         month immediately preceding such Distribution Date is
                         the "Prior Period."

Payoffs:                 Payoffs are prepayments in full.

Curtailments:            Curtailments are partial prepayments on a mortgage
                         loan.

Advancing Obligation:    The Master Servicer is obligated to advance delinquent
                         mortgagor payments through the date of liquidation of
                         an REO property to the extent they are deemed
                         recoverable.

Compensating Interest:   Washington Mutual Mortgage Securities Corp., as Master
                         Servicer, is obligated to remit to the Certificate
                         Account on the business day before each Distribution
                         Date an amount equal to the lesser of (a) any shortfall
                         for the previous month in interest collections
                         resulting from the timing of Payoffs made from the 15th
                         day of the calendar month preceding the Distribution
                         Date to the last day of the month and (b) the
                         applicable monthly master servicing fee payable to
                         Washington Mutual Mortgage Securities Corp., any
                         reinvestment income realized by Washington Mutual
                         Mortgage Securities Corp., as Master Servicer, relating
                         to Payoffs made during the Prepayment Period (as
                         defined below) and interest payments on Payoffs
                         received during the period of the first day through the
                         14th day of the month of the Distribution Date.
                         Compensating Interest will be added to the Available
                         Distribution Amount.

                         Any remaining shortfall in interest collections resulting from Curtailments, the timing of Payoffs and the Relief Act will be allocated pro rata to the certificates, according to the amount of interest to which each class of certificates would otherwise be entitled, in each case, in reduction of that amount.

Prepayment Period:       For each Distribution Date and each Payoff, the
                         "Prepayment Period" will start on the 15th day of the
                         month preceding the month in which the Distribution
                         Date occurs (or, in the case of the first Distribution
                         Date, beginning on the Cut-off Date) and will end on
                         the 14th day of the month in which the Distribution
                         Date occurs. For each Distribution Date and each
                         Curtailment, the related "Prepayment Period" will be
                         the month preceding the month in which the Distribution
                         Date occurs.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        7            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Credit Enhancement:   Senior/subordinate, shifting interest structure. The
                      initial credit enhancement for the Class A Certificates
                      will consist of the subordination of the Class B
                      Certificates, initially [3.15]% total subordination.

                      The initial credit enhancement information shown below is subject to final rating agency approval:

                             Subordination of Class B Certificates

                     Priority of    -----------------------    Order of
                     Payment               Class A             Loss
                                    Credit Support (3.15%)     Allocation
                                    -----------------------
                                           Class B-1
                                    Credit Support (1.95%)
                                    -----------------------
                                           Class B-2
                                    Credit Support (1.15%)
                                    -----------------------
                                           Class B-3
                                    Credit Support (0.65%)
                                    -----------------------
                                           Class B-4
                                    Credit Support (0.45%)
                                    -----------------------
                                           Class B-5
                                    Credit Support (0.30%)
                                    -----------------------
                                           Class B-6
                                    Credit Support (0.00%)
                                    -----------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        8            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Shifting Interest:   Until the first Distribution Date occurring after December
                     2010, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior
                     Certificates (other than the Class X Certificates) are paid down to zero or the credit enhancement provided by the
                     Subordinate Certificates has doubled prior to such date as described below). After such time and subject to collateral performance triggers (as described in the prospectus
                     supplement), the Subordinate Certificates will receive
                     their increasing portions of unscheduled principal.

                     The prepayment percentages on the Subordinate Certificates are as follows:

                     Periods:                       Unscheduled Principal Payments (%)
                     --------                       ----------------------------------
                     January 2004 - December 2010     0% Pro Rata Share
                     January 2011 - December 2011    30% Pro Rata Share
                     January 2012 - December 2012    40% Pro Rata Share
                     January 2013 - December 2013    60% Pro Rata Share
                     January 2014 - December 2014    80% Pro Rata Share
                     January 2015 and thereafter    100% Pro Rata Share

                     Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates
                     (other than the Class X Certificates) and Subordinate
                     Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution
                     Date in January 2007, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution
                     Date in January 2007, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

                     In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior
                     Certificates (other than the Class X Certificates) will receive all unscheduled prepayments for the Mortgage Loans, regardless of any prepayment percentages.

Allocation of
Realized Losses:     Any realized losses, other than excess losses, on the
                     Mortgage Loans will be allocated as follows: first, to the
                     Subordinate Certificates in reverse order of their
                     numerical Class designations, in each case until the
                     respective class principal balance has been reduced to
                     zero; thereafter pro rata to the Senior Certificates until each respective class principal balance has been reduced to zero.

                     Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the Class X Certificates) on a pro rata basis.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        9            RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Certificates Priority of
Distributions:             Available  funds from the Mortgage Loans will be
                           distributed in the following  order of priority:
                           1)   Senior Certificates, accrued and unpaid
                                interest, at the related Certificate Interest
                                Rate;
                           2)   Variable Servicing Fee;
                           3)   Class R Certificate, principal, until its class
                                principal balance is reduced to zero;
                           4)   Sequentially to Class A1, A2, A3, A4, A5, and A6
                                Certificates, in that order, until its
                                respective class principal balance is reduced to
                                zero;
                           5)   Class B-1 Certificates, accrued and unpaid
                                interest at the Class B-1 Certificate Interest
                                Rate;
                           6)   Class B-1 Certificates, principal allocable to
                                such Class, until its class principal balance
                                has been reduced to zero;
                           7)   Class B-2 Certificates, accrued and unpaid
                                interest at the Class B-2 Certificate Interest
                                Rate;
                           8)   Class B-2 Certificates, principal allocable to
                                such Class, until its class principal balance
                                has been reduced to zero;
                           9)   Class B-3 Certificates, accrued and unpaid
                                interest at the Class B-3 Certificate Interest
                                Rate;
                           10)  Class B-3 Certificates, principal allocable to
                                such Class, until its class principal balance
                                has been reduced to zero;
                           11)  Class B-4, Class B-5 and Class B-6 Certificates,
                                in sequential order, accrued and unpaid interest
                                at the related Certificate Interest Rate and the
                                respective shares of principal allocable to such
                                Classes;
                           12)  Class R Certificate, any remaining amount.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        10           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Lehman Brothers in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Lehman Brothers and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Lehman Brothers nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Lehman Brothers Trading Desk at (212) 526-8320.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        11           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                Yield Tables (%)

Class B-1 to Weighted Average Roll Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR     25% CPR   30% CPR     40% CPR
================================================================================
   99-18          4.654       4.654     4.656       4.658     4.660       4.665
================================================================================
WAL (yr)           4.91       4.88       4.62       4.34       4.10       3.57
MDUR (yr)          4.30       4.28       4.07       3.85       3.64       3.20
First Prin Pay   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04
Last Prin Pay    11/25/08   11/25/08   11/25/08   11/25/08   11/25/08   11/25/08
--------------------------------------------------------------------------------

Class B-2 to Weighted Average Roll Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR     25% CPR   30% CPR     40% CPR
================================================================================
   98-26          4.829       4.830     4.841       4.854     4.867       4.901
================================================================================
WAL (yr)           4.91       4.88       4.62       4.34       4.10       3.57
MDUR (yr)          4.30       4.28       4.07       3.84       3.64       3.19
First Prin Pay   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04
Last Prin Pay    11/25/08   11/25/08   11/25/08   11/25/08   11/25/08   11/25/08
--------------------------------------------------------------------------------

Class B-3 to Weighted Average Roll Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR     25% CPR   30% CPR     40% CPR
================================================================================
   97-28          5.051       5.052     5.075       5.102     5.129       5.199
================================================================================
WAL (yr)           4.91       4.88       4.62       4.34       4.10       3.57
MDUR (yr)          4.29       4.27       4.06       3.83       3.63       3.18
First Prin Pay   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04
Last Prin Pay    11/25/08   11/25/08   11/25/08   11/25/08   11/25/08   11/25/08
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        12           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                Yield Tables (%)

Class B-1 to Maturity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR     25% CPR   30% CPR     40% CPR
================================================================================
99-18             4.059       4.198     4.318       4.403     4.466       4.559
================================================================================
WAL (yr)          12.80       9.47       7.28       6.02       5.21       4.04
MDUR (yr)          9.30       7.28       5.85       4.99       4.41       3.54
First Prin Pay   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04
Last Prin Pay    12/25/33   12/25/33   12/25/33   12/25/33   11/25/33   09/25/31
--------------------------------------------------------------------------------

Class B-2 to Maturity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR     25% CPR   30% CPR     40% CPR
================================================================================
   98-26          4.140       4.302     4.447       4.554     4.637       4.772
================================================================================
WAL (yr)          12.80       9.47       7.28       6.02       5.21       4.04
MDUR (yr)          9.27       7.26       5.83       4.98       4.40       3.53
First Prin Pay   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04
Last Prin Pay    12/25/33   12/25/33   12/25/33   12/25/33   11/25/33   08/25/31
--------------------------------------------------------------------------------

Class B-3 to Maturity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Flat Price       10% CPR     15% CPR   20% CPR     25% CPR   30% CPR     40% CPR
================================================================================
97-28             4.243       4.433     4.611       4.745     4.854       5.043
================================================================================
WAL (yr)          12.80       9.47       7.28       6.02       5.21       4.04
MDUR (yr)          9.23       7.23       5.81       4.95       4.38       3.51
First Prin Pay   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04   01/25/04
Last Prin Pay    12/25/33   12/25/33   12/25/33   12/25/33   11/25/33   05/25/31
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        13           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

       WaMu Mortgage Pass-Through Certificates, Series 2003-AR12 CLASS X
                         Price-Yield Sensitivity Report

Settlement:                December [22], 2003
Initial Notional Amount:   [$605,312,000]
Initial Coupon:            [0.5376%]

The last Distribution Date that the Class X Certificates will be entitled to receive distributions of interest will be the earlier of (i) the Distribution Date that the 5% Optional Termination is exercised by the Master Servicer, and
(ii) the Auction Distribution Date. After the distribution date in November 2008, the Class X Certificates will not be entitled to distributions of any kind and will have a Notional Amount equal to zero.

-------------------------------------------------------------------------------------------------------------------------
Flat               10% CPR           15% CPR           20% CPR           25% CPR           30% CPR           40% CPR
-------------------------------------------------------------------------------------------------------------------------
Price          Yield   Duration  Yield   Duration  Yield   Duration  Yield   Duration  Yield   Duration  Yield   Duration
-------------------------------------------------------------------------------------------------------------------------
0.859375       49.542    1.21    42.637    1.24    35.562    1.27    28.259    1.31    20.678    1.35     4.626    1.44
0.875000       48.115    1.23    41.244    1.26    34.206    1.29    26.941    1.33    19.399    1.37     3.429    1.47
0.890625       46.735    1.25    39.898    1.28    32.894    1.31    25.666    1.35    18.162    1.39     2.273    1.49
0.906250       45.400    1.27    38.595    1.30    31.626    1.34    24.433    1.37    16.966    1.42     1.154    1.51
0.921875       44.108    1.29    37.333    1.32    30.398    1.36    23.240    1.40    15.808    1.44     0.071    1.54
0.937500       42.856    1.31    36.111    1.34    29.208    1.38    22.083    1.42    14.686    1.46    -0.978    1.56
0.953125       41.641    1.33    34.926    1.36    28.054    1.40    20.962    1.44    13.598    1.48    -1.994    1.59
0.968750       40.464    1.35    33.777    1.38    26.935    1.42    19.875    1.46    12.544    1.50    -2.980    1.61
0.984375       39.320    1.37    32.661    1.40    25.849    1.44    18.819    1.48    11.520    1.53    -3.937    1.63
1.000000       38.209    1.38    31.578    1.42    24.794    1.46    17.795    1.50    10.526    1.55    -4.865    1.65
1.015625       37.130    1.40    30.524    1.44    23.769    1.48    16.799    1.52     9.560    1.57    -5.768    1.68
-------------------------------------------------------------------------------------------------------------------------
Average Life         3.81              3.36              2.96              2.61               2.30             1.79
-------------------------------------------------------------------------------------------------------------------------
First Int Pay      01/25/04          01/25/04          01/25/04          01/25/04           01/25/04         01/25/04
-------------------------------------------------------------------------------------------------------------------------
Last Int Pay       11/25/08          11/25/08          11/25/08          11/25/08           11/25/08         11/25/08
-------------------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        14           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                     WaMu Mortgage Pass-Through Certificates
                                Series 2003-AR12
                      30 Year 5/1 Hybrid ARM Mortgage Loans
    Preliminary Collateral Information As of the Statistical Calculation Date

TOTAL CURRENT BALANCE:      $553,799,786.16
NUMBER OF LOANS:                        882

                                                         Minimum                Maximum
AVG CURRENT BALANCE:        $    627,890.91          $335,000.00          $1,500,000.00
AVG ORIGINAL BALANCE:       $    628,690.42          $335,000.00          $1,500,000.00

WAVG LOAN RATE:                       5.006%               3.750%                 6.125%
WAVG GROSS MARGIN:                    2.635%               2.250%                 3.000%
WAVG MAXIMUM LOAN RATE:              10.009%               8.875%                11.950%
WAVG PERIODIC RATE CAP:               2.000%               2.000%                 2.000%
WAVG FIRST RATE CAP:                  5.000%               5.000%                 5.000%

WAVG ORIGINAL LTV:                    67.63%                6.76%                 95.00%

WAVG CREDIT SCORE:                      745                  620                    819

WAVG ORIGINAL TERM:                   360.0 months         360.0 months           360.0 months
WAVG REMAINING TERM:                  359.4 months         348.0 months           360.0 months
WAVG SEASONING:                           1 months             1 months              12 months

WAVG NEXT RATE RESET:                  59.4 months          52.0 months            61.0 months
WAVG RATE ADJ FREQ:                    12.0 months          12.0 months            12.0 months
WAVG FIRST RATE ADJ FREQ:              59.4 months          52.0 months            61.0 months

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        15           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

TOP STATE CONC ($):          63.50% California, 8.79% New York, 4.15% Connecticut
MAXIMUM ZIP CODE CONC ($):   1.38% 94941

FIRST PAY DATE:               January 01, 2003    January 01, 2004
RATE CHANGE DATE:               April 01, 2008    January 01, 2009
MATURE DATE:                 December 01, 2032   December 01, 2033

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        16           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                       % of Aggregate
                                   Number of     Principal Balance   Principal Balance
INDEX:                          Mortgage Loans      Outstanding         Outstanding
--------------------------------------------------------------------------------------
1 Year CMT (Weekly)                   676         $427,924,770.41           77.27%
1 Year Libor (WSJ/1 Mo Lead)          206          125,875,015.75           22.73
--------------------------------------------------------------------------------------
Total:                                882         $553,799,786.16          100.00%
======================================================================================

                                                                       % of Aggregate
                                   Number of     Principal Balance   Principal Balance
PRODUCT:                        Mortgage Loans      Outstanding         Outstanding
--------------------------------------------------------------------------------------
5/1 ARM                               882         $553,799,786.16          100.00%
--------------------------------------------------------------------------------------
Total:                                882         $553,799,786.16          100.00%
======================================================================================

                                                                       % of Aggregate
                                   Number of     Principal Balance   Principal Balance
DELINQUENCY:                    Mortgage Loans      Outstanding         Outstanding
--------------------------------------------------------------------------------------
Current                               882         $553,799,786.16          100.00%
--------------------------------------------------------------------------------------
Total:                                882         $553,799,786.16          100.00%
======================================================================================

                                                                       % of Aggregate
                                   Number of     Principal Balance   Principal Balance
CURRENT BALANCE ($):            Mortgage Loans      Outstanding         Outstanding
--------------------------------------------------------------------------------------
300,000.01 - 400,000.00               182         $ 67,213,287.86           12.14%
400,000.01 - 500,000.00               246          112,514,297.97           20.32
500,000.01 - 600,000.00               121           66,650,098.95           12.04
600,000.01 - 700,000.00                74           47,958,695.84            8.66
700,000.01 - 800,000.00                58           44,056,521.86            7.96
800,000.01 - 900,000.00                47           40,096,830.79            7.24
900,000.01 - 1,000,000.00              67           65,132,300.77           11.76
1,000,000.01 - 1,100,000.00            18           19,301,800.00            3.49
1,100,000.01 - 1,200,000.00            15           17,393,217.00            3.14

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        17           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

1,200,000.01 - 1,300,000.00            20           25,200,700.00            4.55
1,300,000.01 - 1,400,000.00            17           23,004,699.99            4.15
1,400,000.01 - 1,500,000.00            17           25,277,335.13            4.56
--------------------------------------------------------------------------------------
Total:                                882         $553,799,786.16          100.00%
======================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        18           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                       % of Aggregate
                                   Number of     Principal Balance   Principal Balance
LOAN RATE(%):                   Mortgage Loans      Outstanding         Outstanding
--------------------------------------------------------------------------------------
3.501 - 3.750                           1         $    573,840.00            0.10%
3.751 - 4.000                           9            6,856,300.00            1.24
4.001 - 4.250                          11            6,472,985.06            1.17
4.251 - 4.500                          48           28,974,832.57            5.23
4.501 - 4.750                         119           75,366,662.35           13.61
4.751 - 5.000                         265          177,254,400.87           32.01
5.001 - 5.250                         323          195,881,918.84           35.37
5.251 - 5.500                          87           51,748,300.96            9.34
5.501 - 5.750                          11            6,045,119.00            1.09
5.751 - 6.000                           6            3,201,426.51            0.58
6.001 - 6.250                           2            1,424,000.00            0.26
--------------------------------------------------------------------------------------
Total:                                882         $553,799,786.16          100.00%
======================================================================================

                                                                       % of Aggregate
                                  Number of      Principal Balance   Principal Balance
GROSS MARGIN(%):                Mortgage Loans      Outstanding         Outstanding
--------------------------------------------------------------------------------------
2.001 - 2.500                         208         $127,249,767.75           22.98%
2.501 - 3.000                         674          426,550,018.41           77.02
--------------------------------------------------------------------------------------
Total:                                882         $553,799,786.16          100.00%
======================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        19           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        20           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                     % of Aggregate
                                 Number of     Principal Balance   Principal Balance
MAXIMUM LOAN RATE(%):         Mortgage Loans      Outstanding         Outstanding
------------------------------------------------------------------------------------
8.751 - 9.000                        10         $  7,430,140.00            1.34%
9.001 - 9.250                        11            6,472,985.06            1.17
9.251 - 9.500                        48           28,974,832.57            5.23
9.501 - 9.750                       119           75,366,662.35           13.61
9.751 - 10.000                      265          177,254,400.87           32.01
10.001 - 10.250                     321          195,066,168.84           35.22
10.251 - 10.500                      87           51,748,300.96            9.34
10.501 - 10.750                      11            6,045,119.00            1.09
10.751 - 11.000                       6            3,201,426.51            0.58
11.001 - 11.250                       2            1,424,000.00            0.26
11.751 - 12.000                       2              815,750.00            0.15
------------------------------------------------------------------------------------
Total:                              882         $553,799,786.16          100.00%
====================================================================================

                                                                     % of Aggregate
                                 Number of     Principal Balance   Principal Balance
FIRST RATE CAP(%):            Mortgage Loans      Outstanding         Outstanding
------------------------------------------------------------------------------------
5.000                               882         $553,799,786.16          100.00%
------------------------------------------------------------------------------------
Total:                              882         $553,799,786.16          100.00%
====================================================================================

                                                                     % of Aggregate
                                 Number of     Principal Balance   Principal Balance
PERIODIC RATE CAP(%):         Mortgage Loans      Outstanding         Outstanding
------------------------------------------------------------------------------------
2.000                               882         $553,799,786.16          100.00%
------------------------------------------------------------------------------------
Total:                              882         $553,799,786.16          100.00%
====================================================================================

                                                                     % of Aggregate
                                 Number of     Principal Balance   Principal Balance
ORIGINAL TERM(months):        Mortgage Loans      Outstanding         Outstanding
------------------------------------------------------------------------------------
360                                 882         $553,799,786.16          100.00%
------------------------------------------------------------------------------------
Total:                              882         $553,799,786.16          100.00%
====================================================================================

                                                                     % of Aggregate
                                 Number of     Principal Balance   Principal Balance
REMAINING TERM(months)(1):    Mortgage Loans      Outstanding         Outstanding
------------------------------------------------------------------------------------
337 - 348                             1         $  1,270,000.00            0.23%
349 >=                              881          552,529,786.16           99.77
------------------------------------------------------------------------------------
Total:                              882         $553,799,786.16          100.00%
====================================================================================

(1)  As of October 1, 2003.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        21           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                     % of Aggregate
                                 Number of     Principal Balance   Principal Balance
FIRST RATE ADJUSTMENT DATE:   Mortgage Loans      Outstanding         Outstanding
------------------------------------------------------------------------------------
2008-04                               1         $  1,363,000.00            0.25%
2008-05                               1              350,357.75            0.06
2008-06                               3            1,724,413.41            0.31
2008-07                               4            1,670,792.56            0.30
2008-08                               8            6,164,164.47            1.11
2008-09                              12            8,923,610.36            1.61
2008-10                               3            1,937,423.32            0.35
2008-11                             351          223,553,490.12           40.37
2008-12                             498          307,620,234.17           55.55
2009-01                               1              492,300.00            0.09
------------------------------------------------------------------------------------
Total:                              882         $553,799,786.16          100.00%
====================================================================================

                                                                     % of Aggregate
                                 Number of     Principal Balance   Principal Balance
ORIGINAL LTV(%):              Mortgage Loans      Outstanding         Outstanding
------------------------------------------------------------------------------------
Not Available                        54         $ 50,423,898.44            9.11%
5.01 - 10.00                          1              500,000.00            0.09
10.01 - 15.00                         1              823,750.00            0.15
15.01 - 20.00                         2            1,645,000.00            0.30
20.01 - 25.00                         5            3,995,000.00            0.72
25.01 - 30.00                         9            5,716,562.50            1.03
30.01 - 35.00                        14           10,070,000.00            1.82
35.01 - 40.00                        13           10,168,600.00            1.84
40.01 - 45.00                        13            8,258,150.00            1.49
45.01 - 50.00                        25           12,405,938.66            2.24
50.01 - 55.00                        27           16,688,250.00            3.01
55.01 - 60.00                        54           35,289,991.44            6.37
60.01 - 65.00                        72           50,317,878.27            9.09

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        22           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

65.01 - 70.00                       119           92,099,305.32           16.63
70.01 - 75.00                       220          132,245,814.68           23.88
75.01 - 80.00                       241          118,562,940.42           21.41
80.01 - 85.00                         1              431,494.00            0.08
85.01 - 90.00                         8            3,021,569.00            0.55
90.01 - 95.00                         3            1,135,643.43            0.21
------------------------------------------------------------------------------------
Total:                              882         $553,799,786.16          100.00%
====================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        23           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        24           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                     % of Aggregate
                                 Number of     Principal Balance   Principal Balance
CREDIT SCORE:                 Mortgage Loans      Outstanding         Outstanding
------------------------------------------------------------------------------------
Not Available                         5         $  2,248,500.00            0.41%
600 - 649                            16            7,219,277.58            1.30
650 - 699                            39           20,605,602.62            3.72
700 - 749                           400          264,987,016.00           47.85
750 - 799                           396          245,792,569.96           44.38
800 - 849                            26           12,946,820.00            2.34
------------------------------------------------------------------------------------
Total:                              882         $553,799,786.16          100.00%
====================================================================================

                                                                     % of Aggregate
                                 Number of     Principal Balance   Principal Balance
AMORTIZATION:                 Mortgage Loans      Outstanding         Outstanding
------------------------------------------------------------------------------------
Fully Amortizing                    125         $ 57,953,216.83           10.46%
Interest Only                       757          495,846,569.33           89.54
------------------------------------------------------------------------------------
Total:                              882         $553,799,786.16          100.00%
====================================================================================

                                                                     % of Aggregate
                                 Number of     Principal Balance   Principal Balance
DOCUMENTATION:                Mortgage Loans      Outstanding         Outstanding
------------------------------------------------------------------------------------
Reduced                             605         $385,698,132.31           69.65%
Full                                277          168,101,653.85           30.35
------------------------------------------------------------------------------------
Total:                              882         $553,799,786.16          100.00%
====================================================================================

                                                                     % of Aggregate
                                 Number of     Principal Balance   Principal Balance
OCCUPANCY:                    Mortgage Loans      Outstanding         Outstanding
------------------------------------------------------------------------------------
Primary Home                        826         $523,948,661.41           94.61%
Second Home                          55           29,322,791.75            5.29
Investment                            1              528,333.00            0.10
------------------------------------------------------------------------------------
Total:                              882         $553,799,786.16          100.00%
====================================================================================

                                                                     % of Aggregate
                                 Number of     Principal Balance   Principal Balance
PROPERTY TYPE:                Mortgage Loans      Outstanding         Outstanding
------------------------------------------------------------------------------------
Single Family                       774         $492,136,437.88           88.87%
Condo Low Rise                       96           54,180,206.07            9.78
Coop                                 11            6,813,142.21            1.23
3 Family                              1              670,000.00            0.12
------------------------------------------------------------------------------------
Total:                              882         $553,799,786.16          100.00%
====================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        25           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        26           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                     % of Aggregate
                                 Number of     Principal Balance   Principal Balance
PURPOSE:                      Mortgage Loans      Outstanding         Outstanding
------------------------------------------------------------------------------------
Purchase                            423         $251,857,674.81           45.48%
Cash Out Refinance                  245          162,417,014.09           29.33
Rate/Term Refinance                 214          139,525,097.26           25.19
------------------------------------------------------------------------------------
Total:                              882         $553,799,786.16          100.00%
====================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        27           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                         % of Aggregate
                     Number of      Principal Balance   Principal Balance
GEOGRAPHIC AREA:   Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------
Alabama                    1         $    631,920.00           0.11%
Arizona                   18           11,809,928.34           2.13
California               556          351,655,641.86          63.50
Colorado                  23           14,646,396.00           2.64
Connecticut               27           22,967,167.00           4.15
Delaware                   2              826,000.00           0.15
Florida                   28           17,168,795.93           3.10
Georgia                    6            2,913,500.00           0.53
Idaho                      3            2,383,810.39           0.43
Illinois                  24           12,578,336.71           2.27
Indiana                    2            1,304,907.79           0.24
Louisiana                  1              566,000.00           0.10
Maine                      1              715,000.00           0.13
Maryland                  10            7,049,000.00           1.27
Massachusetts             12            7,714,800.00           1.39
Michigan                   7            3,941,843.68           0.71
Missouri                   2            2,250,000.00           0.41
Montana                    3            1,106,435.39           0.20
Nevada                     7            4,522,485.00           0.82
New Jersey                11            5,909,444.00           1.07
New Mexico                 1            1,300,000.00           0.23
New York                  74           48,665,168.85           8.79
North Carolina             3            1,645,879.86           0.30
Pennsylvania               4            2,152,300.00           0.39
Rhode Island               2            1,464,000.00           0.26
South Carolina             3            1,408,000.00           0.25
Texas                      9            4,266,436.11           0.77
Utah                       5            2,023,847.25           0.37
Vermont                    1              500,000.00           0.09

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        28           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

Virginia                   5            2,160,000.00           0.39
Washington                29           14,739,742.00           2.66
Wisconsin                  2              813,000.00           0.15
-------------------------------------------------------------------------
Total:                   882         $553,799,786.16         100.00%
=========================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        29           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

                                                                 % of Aggregate
                             Number of      Principal Balance   Principal Balance
NORTH/SOUTH CA BREAKOUT:   Mortgage Loans      Outstanding         Outstanding
---------------------------------------------------------------------------------
CA-N                             287         $181,549,708.47          32.78%
CA-S                             269          170,105,933.39          30.72
Other                            326          202,144,144.30          36.50
---------------------------------------------------------------------------------
Total:                           882         $553,799,786.16         100.00%
=================================================================================

                                                                     % of Aggregate
                                  Number of     Principal Balance   Principal Balance
TOP 50 PROP ZIP (CA)           Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------------------
94941 MILL VALLEY                     9            $7,646,050.00           2.17%
92037 LA JOLLA                        7             6,538,000.00           1.86
92679 COTO DE CAZA                    7             6,257,500.00           1.78
90024 LOS ANGELES                     7             5,302,950.00           1.51
95014 CUPERTINO                       7             5,262,900.00           1.50
95032 LOS GATOS                       6             4,968,150.00           1.41
90077 LOS ANGELES                     5             4,507,500.00           1.28
90210 BEVERLY HILLS                   4             4,487,500.00           1.28
92677 LAGUNA NIGUEL                   8             4,149,483.00           1.18
94506 DANVILLE                        3             4,114,500.00           1.17
94002 BELMONT                         7             3,981,429.27           1.13
94062 REDWOOD CITY                    6             3,809,650.00           1.08
92009 CARLSBAD                        7             3,715,300.00           1.06
94010 HILLSBOROUGH                    3             3,463,000.00           0.98
90272 PACIFIC PALISADES               4             3,462,750.00           0.98
92675 SAN JUAN CAPISTRANO             5             3,384,000.00           0.96
95138 SAN JOSE                        5             3,346,550.00           0.95
94402 SAN MATEO                       5             3,158,800.00           0.90
92612 IRVINE                          5             3,051,000.00           0.87
92014 DEL MAR                         3             3,034,500.00           0.86

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        30           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

92651 LAGUNA BEACH                    4             3,002,000.00           0.85
92127 SAN DIEGO                       3             2,924,000.00           0.83
94583 SAN RAMON                       5             2,836,950.00           0.81
94301 PALO ALTO                       3             2,832,000.00           0.81
94306 PALO ALTO                       3             2,791,000.00           0.79
94566 PLEASANTON                      4             2,763,250.00           0.79
90066 LOS ANGELES                     5             2,677,800.00           0.76
95476 SONOMA                          5             2,676,300.00           0.76
90266 MANHATTAN BEACH                 3             2,601,750.00           0.74
92663 NEWPORT BEACH                   2             2,500,000.00           0.71
94027 ATHERTON                        2             2,490,000.00           0.71
94507 ALAMO                           3             2,487,500.00           0.71

                                                                      % of Aggregate
                                  Number of     Principal Balance   Principal Balance
TOP 50 PROP ZIP (CA) (Cont.)   Mortgage Loans      Outstanding         Outstanding
-------------------------------------------------------------------------------------
94920 TIBURON                         2             2,449,100.00           0.70
95125 SAN JOSE                        4             2,381,250.00           0.68
94539 FREMONT                         2             2,355,000.00           0.67
94040 MOUNTAIN VIEW                   3             2,308,000.00           0.66
90049 LOS ANGELES                     4             2,260,000.00           0.64
94024 LOS ALTOS                       3             2,227,500.00           0.63
94107 SAN FRANCISCO                   4             2,161,000.00           0.61
90046 LOS ANGELES                     3             2,122,000.00           0.60
96145 TAHOE CITY                      3             2,094,900.00           0.60
95060 SANTA CRUZ                      3             2,087,500.00           0.59
94920 BELVEDERE                       2             2,067,500.00           0.59
94066 SAN BRUNO                       4             2,038,250.00           0.58
94528 DIABLO                          2             1,980,000.00           0.56
93923 CARMEL                          2             1,976,000.00           0.56
92103 SAN DIEGO                       2             1,940,000.00           0.55
94025 MENLO PARK                      3             1,926,200.00           0.55

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        31           RESIDENTIAL MORTGAGE FINANCE

WaMu Mortgage Pass-Through Certificates, Series 2003-AR12
Publicly Offered Certificate Computational Materials: Preliminary Term Sheet

92691 MISSION VIEJO                   4             1,915,250.00           0.54
93109 SANTA BARBARA                   2             1,905,000.00           0.54
Other                               349           193,237,129.59          54.95
-------------------------------------------------------------------------------------
Total:                              556          $351,655,641.86         100.00%
=====================================================================================

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document


LEHMAN BROTHERS                        32           RESIDENTIAL MORTGAGE FINANCE